Exhibit 99.3

MIRAGE ENERGY CORPORATION

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma combined financial statements give effect to the reverse acquisition transaction (the "Transaction") between Mirage Energy Corporation. (the “Company”, “Mirage”, “we”, “us”, “our”) and 4Ward Resources, Inc. (“4Ward Resources”).

MIRAGE ENERGY CORPORATION

Unaudited Pro Forma Condensed Combined Financial Statements

October 31, 2016

Index

Unaudited Pro Forma Condensed Combined Balance Sheet as at October 31, 2016	PF-1

Unaudited Pro Forma Condensed Combined Statement of Operations for the Three Months Ended October 31, 2016	PF-2

Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended July 31, 2016	PF-3

Notes to Unaudited Pro Forma Condensed Combined Financial Statements	PF-4

MIRAGE ENERGY CORPORATION

Unaudited Pro Forma Condensed Combined Balance Sheet

As at October 31, 2016

	Historical
	Mirage Energy Corporation	4Ward Resources, Inc.	Pro Forma Adjustments	Pro Forma Combined

ASSETS

Current Assets
Cash and Cash Equivalents	$2,667	$15,971	$-	$18,638
Loans Receivable - Officer	-	22,409	-	22,409
Accounts Receivable	1,713	-	-	1,713
Salary Advances	-	30,000	-	30,000
Prepaid Expenses	-	11,237	-	11,237
Total Current Assets	4,380	79,617	-	83,997

Property, Plant and Equipment, Net	-	107,922	-	107,922

Other Assets	-	6,920	-	6,920

Total Assets	$4,380	$194,459	$-	$198,839

LIABILITIES AND STOCKHOLDER'S (DEFICIT)

Current Liabilities
Loan Payable, Related Party	$-	$135,000	$-	$135,000
Accounts Payable and Accrued Liabilities	32,573	199,135	-	231,708
Other Payables	6,998	-	-	6,998
Accrued Salaries Payable, Related Party	-	371,250	-	371,250
Total Current Liabilities	39,571	705,385	-	744,956

Total Liabilities	39,571	705,385	-	744,956

Stockholder's Equity (Deficit)
Common Stock, Par Value $0.001, 900,000,000
shares authorized; 310,000,456 shares issued
and outstanding	300,000	-	10,000	310,000
Preferred Stock, Par Value $0.001, 10,000,000
shares authorized; 10,000,000 shares issued
and outstanding	-	-	10,000	10,000
Additional Paid-in Capital	(228,430)	144,079	(125,296)	(209,647)
Accumulated (Deficit)	(105,296)	(654,994)	105,296	(654,994)
Accumulated Other, Comprehensive Loss	(1,465)	(11)	-	(1,476)
Total Stockholder's (Deficit)	(35,191)	(510,926)	-	(546,117)

Total Liabilities and Stockholder's (Deficit)	$4,380	$194,459	$-	$198,839

See notes to the unaudited pro forma condensed combined financial statements

PF-1

MIRAGE ENERGY CORPORATION

Unaudited Pro Forma Condensed Combined Statement of Operations

Three Months Ended October 31, 2016

	Historical
	Mirage Energy Corporation	4Ward Resources, Inc.	Pro Forma Adjustments	Pro Forma Combined

Revenues	$1,969	$-	$-	$1,969
Cost of Goods Sold	2,061	-	-	2,061
Gross loss	(92)	-	-	(92)

Operating Expenses
General and Administrative	2,129	190,926	-	193,055
Professional Fees	19,485	14,488	-	33,973
Total Operating Expenses	21,614	205,414	-	227,028

Loss from Operations	(21,706)	(205,414)	-	(227,120)

Other Expense
Interest Expense	-	1,029	-	1,029
Total Other Expense	-	1,029	-	1,029

Loss before Income Taxes	(21,706)	(206,443)	-	(228,149)
Income Tax Recovery	-	-	-	-
Income Tax Expense	-	-	-	-

Net Loss	(21,706)	(206,443)	-	(228,149)

Other Comprehensive Income
Foreign Currency Translation Adjustments	457	-	-	457
Total Comprehensive Income	$(21,249)	$(206,443)	$-	$(227,692)

Basic and Diluted Loss per Common Share	$(0.00)			$(0.00)
Outstanding	300,000,456		10,000,000	310,000,456

See notes to the unaudited pro forma condensed combined financial statements

PF-2

MIRAGE ENERGY CORPORATION

Unaudited Pro Forma Condensed Combined Statement of Operations

Year Ended July 31, 2016

	Historical
	Mirage Energy Corporation	4Ward Resources, Inc.	Pro Forma Adjustments	Pro Forma Combined

Revenues	$28,560	$-	$-	$28,560
Cost of Goods Sold	24,335	-	-	24,335
Gross Profit	4,225	-	-	4,225

Operating Expenses
General and Administrative	12,411	397,639	-	410,050
Professional Fees	27,800	12,155	-	39,955
Total Operating Expenses	40,211	409,794	-	450,005

Loss from Operations	(35,986)	(409,794)	-	(445,780)

Other Expense
Interest Expense	-	867	-	867
Total Other Expense	-	867	-	867

Loss before Income Taxes	(35,986)	(410,661)	-	(446,647)
Income Tax Recovery	10,000	-	-	10,000
Income Tax Expense	(1,067)	-	-	(1,067)

Net Loss	(27,053)	(410,661)	-	(437,714)

Other Comprehensive Loss
Foreign Currency Translation Adjustments	(568)	(11)	-	(579)
Total Comprehensive Loss	$(27,621)	$(410,672)	$-	$(438,293)

Basic and Diluted Loss per Common Share	$(0.00)			$(0.00)
Outstanding	300,000,456		10,000,000	310,000,456

See notes to the unaudited pro forma condensed combined financial statements

PF-3

MIRAGE ENERGY CORPORATION
Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

1. Basis of Presentation

These unaudited pro forma condensed combined financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("US GAAP") and are expressed in US dollars. These unaudited pro forma condensed combined financial statements do not contain all of the information required for annual financial statements. Accordingly, they should be read in conjunction with the most recent annual financial statements of Mirage Energy Corporation (Formerly Bridgewater Platforms, Inc.) ("MEC") and 4Ward Resources, Inc. ("4WR").

These unaudited pro forma condensed combined financial statements have been compiled from and include:

(a) an unaudited pro forma condensed combined balance sheet combining the unaudited consolidated balance sheet of MEC as at October 31, 2016, with the unaudited balance sheet of 4WR as at October 31, 2016, giving effect to the transaction as if it occurred on October 31, 2016; and

(b) an unaudited pro forma condensed combined statement of operations combining the unaudited consolidated statement of operations of MEC for the three months ended October 31, 2016, with the unaudited statement of operations of 4WR for the three months ended October 31, 2016, giving effect to the transaction as if it occurred on August 1, 2016; and

(c) an unaudited pro forma condensed combined statement of operations combining the audited consolidated statement of operations of MEC for the year ended July 31, 2016, with the audited statement of operations of 4WR for the year ended July 31, 2016, giving effect to the transaction as if it occurred on August 1, 2015.

The unaudited pro forma condensed combined financial statements have been compiled using the significant accounting policies as set out in the audited consolidated financial statements of MEC and audited financial statements of 4WR for the year ended July 31, 2016. The unaudited pro forma condensed combined financial statements should be read in conjunction with the historical financial statements and notes thereto of MEC and 4WR.

It is management's opinion that these pro forma condensed combined financial statements include all adjustments necessary for the fair presentation, in all material respects, of the proposed transaction described above in accordance with US GAAP applied on a basis consistent with MEC 's accounting policies. No adjustments have been made to reflect potential cost savings that may occur subsequent to completion of the transaction. The pro forma condensed combined statement of operations does not reflect non-recurring charges or credits directly attributable to the transaction, of which none are currently anticipated.

The unaudited pro forma condensed combined financial statements are presented for informational purposes. The pro forma information is not necessarily indicative of what the financial position or results of operations actually would have been had the transaction been completed at the dates indicated. In addition, the unaudited pro forma condensed combined financial information does not purport the future financial position or operating results of the combined company after completion of the merger.

2. Pro Forma Adjustments

The unaudited pro forma condensed combined financial statements incorporate the following pro forma adjustment:

(a) The transaction has been accounted for as a reverse merger and recapitalization with 4WR identified as the accounting acquirer for financial reporting purposes. The pro forma adjustment reflects the issuance of 10,000,000 shares of common stock and 10,000,000 shares of Class A preferred stock.

 PF-4